SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 1, 2004
                                                     -------------

                         CONTINENTAL GLOBAL GROUP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                      333-27665             31-1506889
            --------                      ---------             ----------
(State or Other Jurisdiction of          (Commission          (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)

                              438 Industrial Drive
                             Winfield, Alabama 35594
              (Address of Principal Executive Offices and Zip Code)

                                 (205) 487-6492
              (Registrant's Telephone Number, Including Area Code)

                             -------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

On April 1, 2004, Continental Global Group, Inc. (the "Company") notified Wells Fargo Bank, Minnesota, National Association, the Trustee of the 11% Senior Notes due 2007 ("Senior Notes"), that it had determined to avail itself of the 30-day grace period for the payment of interest provided by Section 6.01(i) of the Indenture dated as of April 1, 1997 (the "Indenture") by and among Wells Fargo Bank Minnesota, National Association, f/k/a Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Trustee") and the Company, and, as guarantors, Continental Conveyor & Equipment Company and Goodman Conveyor Company (each a "Guarantor" and collectively the "Guarantors") with respect to the Senior Notes.

Attached to this Current Report on Form 8-K as Exhibit 1 is the letter to the Trustee with this notification.

Exhibit No.      Exhibit

1                Letter of Notification to Wells Fargo Bank dated April 1, 2004



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Continental Global Group, Inc.
                                  ------------------------------
                                          (Registrant)

Date:  April 1, 2004              By:  /s/ Robert W. Hale
                                       ------------------
                                  Name:   Robert W. Hale
                                  Title:  President and Chief Executive Officer

                                  Exhibit No. 1


April 1, 2004



Wells Fargo Bank Minnesota, National Association
Corporate Trust Department                                  Fax:  612 667-9825
Sixth and Marquette
Minneapolis, Minnesota 55479-0069
Attention: Raymond S. Haverstock, Vice President

Re:  Continental Global Group, Inc. 11% Senior Notes due 2007 ("Senior Notes")

Dear Mr. Haverstock:

I am writing regarding the scheduled April 1st interest payment by Continental Global Group, Inc. (the "Company") on its above referenced Senior Notes. The Company has determined to avail itself of the 30-day grace period for the payment of interest provided by Section 6.01(i) of the Indenture dated as of April 1, 1997 (the "Indenture") by and among Wells Fargo Bank Minnesota, National Association f/k/a Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Trustee") and the Company, and, as guarantors, Continental Conveyor & Equipment Company and Goodman Conveyor Company (each a "Guarantor" and collectively by the Guarantors") with respect to the Senior Notes.

Pursuant to Section 2.12 of the Indenture, the Company will notify you of any Special Record Date and Payment Date for payment of interest due April 1, 2004.

Please contact me with any questions you may have.

                                    Sincerely,



                                    J. L. Dickinson
                                    Vice President CFO